Exhibit 10.1
Extension of Scheduled Expiry Date
          Reference is made to that certain Amended and Restated Series 2006-2 Indenture Supplement, dated as of December 1, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007, and the Second Amendment thereto, dated as of November 30, 2007 (as further amended or supplemented, the “Series 2006-2 Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator, the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York Mellon (formerly known as The Bank of New York), as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 between the Issuer and the Indenture Trustee. All capitalized terms defined in the Series 2006-2 Indenture Supplement and used herein shall have the meanings given to them therein.
          The undersigned hereby agree to extend the Scheduled Expiry Date to December 8, 2008.
Dated: November 25, 2008

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Daniel J. Clarke, Jr.
	Name:	Daniel J. Clarke, Jr.
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as an APA Bank
By:	/s/ Daniel J. Clarke, Jr.
	Name:	Daniel J. Clarke, Jr.
	Title:	Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser
By:	WACHOVIA CAPITAL MARKETS, LLC, As Attorney-in-Fact

By:	/s/ Haojin Wu
	Name:	Haojin Wu
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Kevin McConnell
	Name:	Kevin McConnell
	Title:	Managing Director

Signature Page to Series 2006-2 Consent

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Leif E. Rauer
	Name:	Leif E. Rauer
	Title:	Vice President

Signature Page to Series 2006-2 Consent

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as an APA Bank
By:	/s/ Michael Eden
	Name:	Michael Eden
	Title:	Director

Signature Page to Series 2006-2 Consent

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser
By:	/s/ Evelyn Echevarria
	Name:	Evelyn Echevarria
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH, as an APA Bank
By:	/s/ Karen Ngai
	Name:	Karen Ngai
	Title:	Director

By:	/s/ Michael Gilbuley
	Name:	Michael Gilbuley
	Title:	Associate Director

Signature Page to Series 2006-2 Consent

CHARTA, LLC, as a CP Conduit Purchaser
By:	CITICORP NORTH AMERICA, INC., as Attorney-in-Fact

By:	/s/ James Murray
	Name:	James Murray
	Title:	Managing Director

CITIBANK, N.A., as an APA Bank
By:	/s/ Steven Vierengel
	Name:	Steven Vierengel
	Title:	Director

Signature Page to Series 2006-2 Consent

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:	/s/ Fouad Onbargi
	Name:	Fouad Onbargi
	Title:	Director

BARCLAYS BANK PLC, as an APA Bank
By:	/s/ Pierre Duleyrie
	Name:	Pierre Duleyrie
	Title:	Director
Signature Page to Series 2006-2 Consent

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

CALYON NEW YORK BRANCH, as an APA Bank
By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director
Signature Page to Series 2006-2 Consent

WINDMILL FUNDING CORPORATION, as CP Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

ABN AMRO BANK N.V., as APA Bank and Funding Agent
By:	/s/ David Viney
	Name:	David Viney
	Title:	Managing Director

Signature Page to Series 2006-2 Consent